Exhibit 99.2

SUBJECT: Exciting ACC News!

Hello Team!

It is with great excitement and enthusiasm that I am writing to you today regarding our announcement this morning that we are undertaking a transaction to take the company private. Through this transaction, American Campus Communities will become the U.S. student housing platform of the global investment leader Blackstone. Please see the press release we issued today, available on our website ir.americancampus.com, for details regarding the many compelling reasons why our Board unanimously approved this transaction, including the attractive, all-cash premium it will deliver for all ACC shareholders and the opportunity it affords the company to grow and expand!

When we founded ACC nearly 30 years ago, our founding mission statement was; “To be the nation’s premiere provider of quality student housing communities and services through a unique understanding of and an unrelenting commitment to students, parents, educational institutions, and investors…” In 2004, we determined that the best way to advance that mission was to take the company public, and we successfully consummated our IPO becoming the first publicly traded student housing company. Our going public marked a new, ambitious vision for the company of transforming and modernizing the student housing sector into a mainstream, institutional asset class within commercial real estate.

Throughout our history we have all passionately strived to accomplish our original mission and our expanding vision, and today I can sincerely say, that we have exceeded my expectations in every way. The American Campus brand and reputation is synonymous with “best-in-class” among students, parents, universities, Wall Street, and institutional investors worldwide. And, the latter part of our founding mission statement; “Our people are our strength, achieving success through a dedication to excellence and integrity” has never been more true than it is today! All that we have accomplished is your success!

Turning to the future, and once again determining how to further advance our ever-expanding vision for the company, we believe that going private is the right strategic decision. As many of you know, over the last 5 years, the public equity markets have been quite cyclical and at times our public cost of equity has been more expensive than private institutional capital. During those periods, we saw many of our private peers execute entrepreneurially in the areas of acquisitions and off-campus development, more aggressively than our cost of public equities permitted.

As we look to the opportunities in the decades ahead, Blackstone has emerged as the natural partner for ACC to advance our entrepreneurial journey, to help us leverage our platform and talent base so that we can grow our core business and pursue additional innovative opportunities. We will continue to serve our current university partners and will seek to expand our P3 relationships with universities across the nation, and perhaps even around the globe! And excitingly, with Blackstone’s financial wherewithal and perpetual capital, we will now have the access to capital necessary to return to our historical role as the industry consolidator and as such we intend to increase our acquisitions and off-campus development activity.

Blackstone is one of the leading investment firms in the world with deep expertise, valuable relationships, and a long, successful track record of building world class businesses, as well as premier real estate and technology portfolios. Throughout this process, I have gotten to know the Blackstone team and I have seen firsthand how much they value our people, our platform, and our aspirations to realize our full business potential. Blackstone recognizes our extensive university relationships, NextGen-enhanced operating platform, top-tier assets and the unique role we will continue to play as student demand to attend America’s Tier 1 flagship universities rises. And, they realize that we have potential beyond our current scope of business.

Bottom line - this transaction is all about growth; and Blackstone has the resources, capabilities, and connections to help us accelerate our progress. A big part of the reason for Blackstone’s interest is indeed all of you – the talented people of ACC, the culture that we have built, what you have created, and what we are capable of building in the future. We are also confident that becoming a Blackstone portfolio company will create amazing opportunities for both our corporate team at the Austin headquarters and for all of our team members in the field.

While this announcement is an important milestone, please keep in mind that we are still in the early stages. In terms of next steps, we will obtain shareholder approval and other customary closing conditions necessary to complete the transaction, which we expect to occur in the third quarter of this year. Until then we will remain a publicly traded company. This means it is business as usual, and we should all remain focused on our day-to-day responsibilities and serving our residents and university partners. We will keep you updated, as appropriate, as we move toward closing. This process is highly structured and regulated so we are limited in our communications regarding the transaction, even with our employees, and as such we must publicly file all communications related to the transaction with the SEC, – including this communication with you. If you are contacted by media or other third parties about today’s news, please forward any inquiries to Gina or Ryan:

•	Media or others to Gina Cowart at 512.350.8136 or gcowart@americancampus.com

•	Investors to Ryan Dennison at 512.732.1053 or rdennison@americancampus.com

Team - we couldn’t have achieved this terrific outcome for our shareholders and the company without you. You are incredible – the best in the industry! I hope you share in my excitement for our next chapter.

As always, it is my honor and a privilege to lead this company.

With gratitude for we’ve experienced together, admiration for what we all have built, and with excitement for what is yet to come.

Bill

Additional Information and Where to Find It

In connection with the proposed transaction, ACC will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, ACC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACC FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and any other documents filed by ACC with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or at ACC’s website at www.americancampus.com or by writing to American Campus Communities, Inc., Attention: Investor Relations, 12700 Hill Country Boulevard, Suite T-200, Austin, TX 78738.

Participants in the Solicitation

ACC and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from ACC’s stockholders with respect to the proposed transaction. Information about ACC’s directors and executive officers and their ownership of ACC securities is set forth in ACC’s proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on March 17, 2021 and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Cautionary Statement Regarding Forward Looking Statements

Some of the statements contained in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this release reflect ACC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of ACC that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts ACC’s current plans and operations or diverts the attention of ACC’s management or employees from ongoing business operations; the risk of potential difficulties with ACC’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that ACC’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of ACC’s common stock.

While forward-looking statements reflect ACC’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. ACC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause ACC’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in ACC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the other periodic reports ACC files with the SEC.